EXHIBIT 99.2
On April 9, 2024, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 144-room Hilton Boston Back Bay located in Boston, Massachusetts (“Hilton Back Bay”) for $167.0 million in cash, net of selling expenses. Additionally, the Company repaid approximately $98.0 million on the mortgage loan secured by the Hilton Back Bay.
The following unaudited pro forma financial information of the Company, as of and for the year ended December 31, 2023 has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on December 31, 2023. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2023, assumes the disposition closed on January 1, 2023. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of the Hilton Back Bay and its results of operations, which contains a non-recurring loss associated with the disposition of the hotel property. The pro forma loss and the related tax effects resulting from the disposition of the Hilton Back Bay are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
December 31, 2023
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hilton Back Bay (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, net ($122,938 attributable to VIEs).	$2,951,932	$167,119	$—		$2,784,813
Cash and cash equivalents ($2,363 attributable to VIEs)	165,231	1,746	166,950	(C) (i)	235,014
			2,579	(C) (i)
			(98,000)	(C) (ii)
Restricted cash ($17,346 attributable to VIEs)	146,079	3,695	—		142,384
Accounts receivable, net of allowance ($271 attributable to VIEs)	45,521	526	—		44,995
Inventories	3,679	80	—		3,599
Notes receivable, net	7,369	—	—		7,369
Investments in unconsolidated entities	9,960	—			9,960
Deferred costs, net ($218 attributable to VIEs)	1,808	12	(12)	(C) (i)	1,784
Prepaid expenses ($651 attributable to VIEs)	12,806	320	—		12,486
Derivative assets	13,696	—	—		13,696
Operating lease right-of-use assets	44,047	—	—		44,047
Other assets($1,433 attributable to VIEs)	25,309	8	—		25,301
Intangible assets	797	—	—		797
Due from third-party hotel managers	21,664	—	—		21,664
Assets held for sale	12,383	—	—		12,383
Total assets	$3,462,281	$173,506	$71,517		$3,360,292
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($70,073 attributable to VIEs)	$3,396,071	$97,063	$(97,063)	(C) (ii)	$3,201,945
Finance lease liability	18,469	—	—		18,469
Other finance liability ($26,858 attributable to VIEs)	26,858	—	—		26,858
Accounts payable and accrued expenses ($14,405 attributable to VIEs)	129,323	2,898	—		126,425
Accrued interest payable ($241 attributable to VIEs)	27,009	781	—		26,228
Dividends and distributions payable	3,566	—	—		3,566
Due to Ashford Inc., net ($1,396 attributable to VIEs)	13,261	—	—		13,261
Due to related parties, net ($123 attributable to VIEs)	5,874	117	—		5,757
Due to third-party hotel managers ($110 attributable to VIEs)	1,193	—	—		1,193
Intangible liabilities, net	2,017	—	—		2,017
Operating lease liabilities	44,765	—	—		44,765
Other liabilities	3,499	—	—		3,499
Liabilities related to assets held for sale	14,653	—	—		14,653
Total liabilities	3,686,558	100,859	(97,063)		3,488,636
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	22,007	—	—		22,007
Series J Redeemable Preferred Stock, $0.01 par value, 3,475,318 shares issued and outstanding at December 31, 2023	79,975	—	—		79,975
Series K Redeemable Preferred Stock, $0.01 par value, 194,193 shares issued and outstanding at December 31, 2023	4,783	—	—		4,783
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,159,927 shares issued and outstanding at December 31, 2023	12	—	—		12
Series F Cumulative Preferred Stock, 1,251,044 shares issued and outstanding at December 31, 2023	11	—	—		11
Series G Cumulative Preferred Stock, 1,531,996 shares issued and outstanding at December 31, 2023	15	—	—		15
Series H Cumulative Preferred Stock, 1,170,325 shares issued and outstanding at December 31, 2023	12	—	—		12
Series I Cumulative Preferred Stock, 1,160,923 shares issued and outstanding at December 31, 2023	12	—	—		12
Common stock, $0.01 par value, 400,000,000 shares authorized, 37,422,056 shares issued and outstanding at December 31, 2023	374	—	—		374
Additional paid-in capital	2,382,975	72,647	167,119	(C) (i)	2,480,026
			2,579	(C) (i)
Accumulated deficit	(2,729,312)	—	(181)	(C) (i)	(2,730,430)
			(937)	(C) (ii)
Total stockholders’ equity (deficit) of the Company	(345,901)	72,647	168,580		(249,968)
Noncontrolling interest in consolidated entities	14,859	—	—		14,859
Total equity (deficit)	(331,042)	72,647	168,580		(235,109)
Total liabilities and equity/deficit	$3,462,281	$173,506	$71,517		$3,360,292
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of December 31, 2023, as reported in its Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 14, 2024.
(B)Represents the removal of the historical balance sheet of the Hilton Back Bay as of December 31, 2023.
(C)Represents adjustments for Ashford Trust’s disposition of the Hilton Back Bay as of December 31, 2023, which includes: (i) an adjustment for the cash consideration received of $167.0 million, net of selling expenses and cash received for hotel net working capital; and (ii) the cash paid to repay the mortgage loan secured by the Hilton Back Bay.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2023
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hilton Back Bay (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$1,059,155	$37,619	$—		$1,021,536
Food and beverage	232,829	3,858	—		228,971
Other hotel revenue	72,748	4,286	—		68,462
Total hotel revenue	1,364,732	45,763	—		1,318,969
Other	2,801	—	—		2,801
Total revenue	1,367,533	45,763	—		1,321,770
EXPENSES
Hotel operating expenses:
Rooms	249,434	7,955	—		241,479
Food and beverage	161,300	3,585	—		157,715
Other expenses	464,058	13,226	—		450,832
Management fees	50,645	1,366	—		49,279
Total hotel expenses	925,437	26,132	—		899,305
Property taxes, insurance and other	70,226	3,200	—		67,026
Depreciation and amortization	187,807	4,689	—		183,118
Advisory services fee	48,927	—	—		48,927
Corporate, general and administrative	16,181	—	—		16,181
Total operating expenses	1,248,578	34,021	—		1,214,557
Gain (loss) on consolidation of VIE and disposition of assets	11,488	—	(181)	(C) (i)	11,307
OPERATING INCOME (LOSS)	130,443	11,742	(181)		118,520
Equity in earnings (loss) of unconsolidated entities	(1,134)	—			(1,134)
Interest income	8,978	—	—		8,978
Other income (expense)	310	—	—		310
Interest expense and amortization of discounts and loan costs	(366,148)	(9,450)	—		(356,698)
Write-off of premiums, loan costs and exit fees	(3,469)	—	(937)	(C) (ii)	(4,406)
Gain (loss) on extinguishment of debt	53,386	—	—		53,386
Realized and unrealized gain (loss) on derivatives	(2,200)	—	—		(2,200)
INCOME (LOSS) BEFORE INCOME TAXES	(179,834)	2,292	(1,118)		(183,244)
Income tax (expense) benefit	(900)	—	—		(900)
NET INCOME (LOSS)	(180,734)	2,292	(1,118)		(184,144)
(Income) loss attributable to noncontrolling interest in consolidated entities	6	—	—		6
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,239	—	43	(C) (iii)	2,282
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(178,489)	2,292	(1,075)		(181,856)
Preferred dividends	(15,921)	—	—		(15,921)
Deemed dividends on redeemable preferred stock	(2,673)	—	—		(2,673)
Gain (loss) on extinguishment of preferred stock	3,390	—	—		3,390
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(193,693)	$2,292	$(1,075)		$(197,060)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(5.61)				$(5.71)
Weighted average common shares outstanding—basic	34,523				34,523
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(5.61)				$(5.71)
Weighted average common shares outstanding—diluted	34,523				34,523

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2023, as reported in its Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 14, 2024.
(B)Represents the removal of the historical consolidated statements of operations of the Hilton Back Bay for the year ended December 31, 2023.
(C)Represents adjustments for the Company’s sale of the Hilton Back Bay, which includes: (i) the estimated non-recurring loss on the disposition of the Hilton Back Bay for the year ended December 31, 2023; (ii) an adjustment for the write-off of deferred loan costs, and (iii) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of the Hilton Back Bay, including the estimated non-recurring loss for the year ended December 31, 2023, based on an ownership percentage of 1.27% for the year ended December 31, 2023. There is no estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2023. The pro forma loss resulting from the disposition of the Hilton Back Bay is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.